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                                                                    EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                     906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of TechTeam Global, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2006, as filed with the Securities and Exchange Commission as of the date hereof (the "Report"), I, William C. Brown, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 10, 2006                      /s/ William C. Brown
                                        ----------------------------------------
                                        William C. Brown
                                        President and Chief Executive Officer